Exhibit 10.35

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT No. 1 TO MASTER DISTRIBUTION AGREEMENT

This Amendment No. 1 (this “Amendment”) to the Agreement is made effective as of January 1, 2017 (the “Effective Date”) and amends that certain Master Distribution Agreement executed by Admiral Petroleum Company (“Admiral Petroleum”) and Core-Mark International, Inc. (“Core-Mark”) with an effective date of October 1, 2016 (the “Agreement”).

AMENDMENT

Now therefore, in consideration of the covenants and promises in the Agreement and in this Amendment between Admiral Petroleum and Core-Mark, the sufficiency and adequacy of which is agreed to and acknowledged, the parties hereto agree to amend the following specific terms of the Agreement as set forth herein. All other terms and conditions and provisions of the agreement shall continue in full force and effect.

1.	Term (page 2, item 5 of the Master Distribution Agreement) is hereby amended and restated in full to read as follows:

“The term of this Agreement will commence on January 1, 2017 and will expire on [***]. During the term of this Agreement, Customer may cancel this Agreement [***].

A party may terminate this Agreement if the other party defaults in any of its obligations under this Agreement and such default is not cured within 30 days from written notice of such default.”

2.	Mark Ups (page 1 of Exhibit A). The fifth sentence under the Markup’s heading of Exhibit A is hereby amended and restated in full to read as follows:

Any cigarette rebates will be based on manufacture list price at a rate of [***] per Premium carton and [***] cents on all Discount cartons.

3.	Payment Term (page 1 of Exhibit A). The Payment Terms paragraph of Exhibit A is hereby amended and restated in full to read as follows:

Payment terms of the Agreement is deleted in its entirety and replaced with:

Upon delivery at each Customer retail location, Supplier will provide to Customer employee or agent an invoice showing the amount owed to Supplier by Customer for such Order (the “Invoice”). In addition to the Invoice left at the store, Supplier shall send an Invoice to Customer’s accounts payable department. Customer shall pay for the Products and Customer Products actually delivered by ACH [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Supplier reserves the right to alter or restrict the above terms of payment or to require payment prior to the scheduled delivery time if, in Supplier’s sole discretion, Customer’s financial condition has materially deteriorated or other circumstances do not reasonably warrant delivery on the terms originally specified, one delivery per week. Supplier agrees that any changes in terms will not be made unreasonably. Supplier shall give Customer reasonable notice before such changes to any payment or delivery terms are made due to the foregoing reasons.

4.	Marketing Allowance (page 3 of Exhibit A). The first paragraph under the Marketing Allowance heading of Exhibit A is hereby amended and restated in full to read as follows:

Supplier will pay to Customer a quarterly Marketing Allowance of [***] per operating location. All payments will be paid in arrears after each quarter ends during the term of the Agreement.

5.	Patronage Allowance (NEW). The following is added as a new subsection following the Marketing Allowance heading of Exhibit A:

Patronage Allowance

An allowance (the “Admiral Patronage Allowance”) will be paid to help support marketing programs of Supplier products in Customer stores. The Patronage Allowance is in addition to the Marketing Allowance.

The Admiral Patronage Allowance will be based on [***] stores. Customer shall be paid quarterly at a rate equal to [***] per store.

6.

Assignment The Agreement (as amended by this Amendment) shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but may not be assigned by any party hereto without the prior written consent of the other party, which consent shall not be reasonably withheld or delayed. However, the Agreement will be assigned to any entity acquiring all or substantially all of the business or assets of either party, including all or substantially all of the stores subject to the Agreement, provided however that any acquiring party of Admiral Petroleum has been approved in advance to be credit worthy as determined by Core-Mark in its sole and reasonable discretion.

Authority to Sign:

Each of the individuals signing this Amendment on behalf of Admiral Petroleum and Core-Mark represents and warrants to the other party that they have full authority to do so and that this Amendment legally binds the respective parties.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date and year first written above.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Admiral Petroleum Company	CORE-MARK International

/s/ Arie Kotler /s/ Chris Giacobone_	/s/ Eric Rolheiser
(Signature)	(Signature)

CEO COO	SVP Northern Region
(Title)	(Title)

2/7/17 2/1/17	2/1/2017
(Date)	(Date)